Exhibit 99.10

MedTech Acquisition Corporation 48 Maple Avenue Greenwich, CT 06830 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [•] YOUR VOTE IS IMPORTANT The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and Proxy Statement, dated [•], in connection with the special meeting in lieu of annual meeting of stockholders of MedTech Acquisition Corporation (the “Company” or “MTAC”) and at any adjournments thereof (the “Meeting”) to be held at [•] Eastern Time on [•], 2023 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Christopher C. Dewey and David J. Matlin, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSALS 1, 2, 3, 4, 5, 6, 7 and 8 (IF PRESENTED) CONSTITUTING THE BUSINESS COMBINATION PROPOSAL, THE CHARTER APPROVAL PROPOSAL, THE GOVERNANCE PROPOSAL, THE STOCK PLAN PROPOSAL, THE ESPP PROPOSAL, THE NASDAQ PROPOSAL, THE DIRECTOR ELECTION PROPOSAL, AND THE ADJOURNMENT PROPOSAL. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side) P R O X Y Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [•]: The notice of meeting and the accompanying Proxy Statement are available at [•] PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION, DATED MAY 23, 2023

Please mark vote as indicated in THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSALS 1, 2, 3, 4, 5, 6, 7 and 8 IF PRESENTED. this example X 1. To consider and vote upon a Proposal to approve the transactions contemplated under the Agreement and Plan of Merger, dated as of November 11, 2022, as amended by the First Amendment to Agreement and Plan of Merger, dated April 4, 2023 and the Second Amendment to Agreement and Plan of Merger, dated May 13, 2023 (as amended, the “Merger Agreement”), by and among MTAC, MTAC Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of MTAC (“Merger Sub”) and TriSalus Life Sciences, Inc., a Delaware corporation (“TriSalus”), (the “Business Combination”), copies of which are attached to the proxy statement/prospectus as Annex A-1, Annex A-2, and Annex A-3. This Proposal is referred to as the “Business Combination Proposal” or “Proposal 1.” 2. To consider and vote upon a Proposal to approve the second amended and restated certificate of incorporation of MTAC, a copy of which is attached to the proxy statement/prospectus as Annex B (the “Proposed Charter”) to, among other things, change MTAC’s name to “TriSalus Life Sciences, Inc.,” and amend certain provisions related to authorized capital stock, reclassification of class A common stock and class B common stock, the classification of the Board, and director removal, to be effective upon the consummation of the Business Combination. This Proposal is referred to as the “Charter Approval Proposal” or “Proposal 2.” 3. To consider and vote upon, on a non-binding advisory basis, six separate governance proposals relating to the following material differences between MTAC’s amended and restated certificate of incorporation, as amended and the Proposed Charter: (a) increase the number of shares of (i) common stock MTAC is authorized to issue from 110,000,000 shares to 400,000,000 shares and (ii) preferred stock MTAC is authorized to issue from 1,000,000 shares to 15,000,000 shares (Proposal 3A); (b) eliminate the classification of MTAC’s class B common stock, par value $0.0001 per share (Proposal 3B); (c) change the classification of the board of directors of MTAC from two classes of directors with staggered two-year terms to three classes of directors with staggered three-year terms (Proposal 3C); (d) require the vote of at least two-thirds (66⅔ %) of the voting power of all then-outstanding shares of capital stock of the combined company after the Business Combination (the “Combined Company”) entitled to vote generally at an election of directors, rather than a simple majority, to remove a director for cause from office (Proposal 3D); (e) remove certain provisions related to MTAC’s status as a special purpose acquisition company that will no longer be applicable following the Business Combination (Proposal 3E); and (f) allow the affirmative vote of the holders of a majority of the voting power of all outstanding shares of the Combined Company’s capital stock entitled to vote thereon to approve an increase or decrease to the number of authorized shares of any class of common stock or preferred stock irrespective of the provisions of Section 242(b)(2) of the DGCL (Proposal 3F). This Proposal is referred to as the “Governance Proposals” or “Proposals 3A-3F.” Dated: , 2023 Signature (Signature if held Jointly) Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSALS 1, 2, 3, 4, 5, 6, 7 and 8 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. FOR AGAINST ABSTAIN 4. To consider and vote upon a Proposal to approve the TriSalus Life Sciences, Inc. 2023 Equity Incentive Plan (a copy of which is to be attached to the proxy statement/prospectus as Annex D), to be effective on the later of the date on which it is approved by our stockholders and the closing of the Business Combination. This Proposal is referred to as the “Stock Plan Proposal” or “Proposal 4.” 5. To consider and vote upon a Proposal to approve the TriSalus Life Sciences, Inc. 2023 Employee Stock Purchase Plan (a copy of which is to be attached to the proxy statement/prospectus as Annex E), to be effective on the later of the date on which it is approved by our stockholders and the closing of the Business Combination. This Proposal is referred to as the “ESPP Proposal” or “Proposal 5.” 6. To consider and vote upon a Proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of shares of MTAC common stock and securities exercisable for MTAC common stock in the Business Combination. This Proposal is referred to as the “Nasdaq Proposal” or “Proposal 6.” 7. To consider and vote upon a Proposal to elect nine (9) directors to serve staggered terms on the Combined Company board of directors effective immediately after the consummation of the Business Combination until the 2024, 2025 and 2026 annual meetings of our stockholders, as applicable, or until their respective successors are duly elected and qualified, or until their earlier death, resignation, retirement or removal. This Proposal is referred to as the “Director Nomination Proposal” or “Proposal 7.” The proposed directors under the Director Election Proposal are: Class I: Anil Singhal, Kerry Hicks, and Sean Murphy Class II: David Matlin, Mats Wahlström, and Andrew von Eschenbach Class III: Mary Szela, Arjun Desai, and George Kelly Martin 8. To consider and vote upon a Proposal to approve the adjournment of the Meeting by the chairman thereof to a later date, if necessary, under certain circumstances, including for the purpose of soliciting additional proxies in favor of the foregoing Proposals, in the event MTAC does not receive the requisite stockholder vote to approve the Proposals. This Proposal is called the “Adjournment Proposal” or “Proposal 8.” FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD ALL NOMINEES FOR ALL NOMINEES EXCEPT Instruction: To withhold authority to vote for any individual nominee, mark “FOR ALL NOMINEES EXCEPT” and write the number of the nominee(s) on the line below: ______________________